                          Van Kampen American Capital



                                ENTERPRISE FUND



                              Semi-Annual Report
                                 June 30, 1997






                              [ART APPEARS HERE]






                [VAN KAMPEN AMERICAN CAPITAL LOGO APPEARS HERE]

                               Table of Contents


       Letter to Shareholders ...................................     1
       Performance Results ......................................     3
       Portfolio Highlights .....................................     4
       Portfolio Management Review ..............................     5
       Portfolio of Investments .................................     8
       Statement of Assets and Liabilities ......................    14
       Statement of Operations ..................................    15
       Statement of Changes in Net Assets .......................    16
       Financial Highlights .....................................    17
       Notes to Financial Statements ............................    20

                            Letter to Shareholders

                             [PHOTO APPEARS HERE]

                    Dennis J. McDonnell and Don G. Powell

July 24, 1997

Dear Shareholder,

  As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

  One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

  We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

  Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

  Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

  In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in

                                       1                   Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

  With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

  By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the stock market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.

  Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

Outlook

  We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.

  We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

  We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                          /s/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                  Van Kampen American Capital Enterprise Fund

                                                A Shares    B Shares   C Shares
Total Returns

Six-month total return based on NAV/1/........    16.46%      15.96%     15.98%

Six-month total return/2/.....................     9.78%      10.96%     14.98%

One-year total return/2/......................    21.45%      22.76%     26.80%

Five-year average annual total return/2/......    17.93%      18.16%        N/A

Ten-year average annual total return/2/.......    13.14%         N/A        N/A

Life-of-Fund average annual total return/2/...    13.31%      17.45%     18.94%

Commencement Date.............................  01/07/54    12/20/91   07/20/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

                  Van Kampen American Capital Enterprise Fund

Top Ten Portfolio Holdings as a Percentage of Long-Term Investments

                                    As of June 30, 1997    As of December 31, 1996
Philip Morris Cos., Inc. ................   5.3%   ..............   5.8%
BMC Software, Inc. ......................   2.4%   ..............   1.2%
Conseco, Inc. ...........................   2.2%   ..............   1.9%
Bristol-Myers Squibb Co. ................   2.2%   ..............   1.5%
Compaq Computer Corp. ...................   2.1%   ..............   0.8%
Merck & Co., Inc. .......................   1.8%   ..............   1.6%
Pfizer, Inc. ............................   1.7%   ..............   1.4%
Federal National Mortgage Assn. .........   1.7%   ..............   3.0%
Praxair, Inc. ...........................   1.6%   ..............   1.3%
BankAmerica Corp. .......................   1.5%   ..............   1.1%

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

                                             As of June 30, 1997
          Technology .............................   23%
          Health Care ............................   16%
          Finance ................................   16%
          Consumer Distribution ..................   11%
          Consumer Services ......................    9%
                                           As of December 31, 1996
          Technology .............................   23%
          Finance ................................   17%
          Health Care ............................   13%
          Consumer Non-Durables ..................   10%
          Consumer Services ......................    9%

                          Portfolio Management Review

                  Van Kampen American Capital Enterprise Fund

We recently spoke to the management team of the Van Kampen American Capital Enterprise Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

  Q  What factors influenced the market during the past six months?

  A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new highs. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction that began in early March, wiping out all year-to-date gains.

     Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Overall, large, well-established companies weathered the past six months better than their smaller competitors. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

  Q Given this environment, what was your strategy in seeking to meet the Fund's objective?

  A We maintain a consistent strategy of stock selection, seeking to identify companies with positive future fundamentals at attractive prices. We look for stocks that have one or more of the following traits: consistently above-average earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. Our selection process is referred to as "bottom up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. This strategy of purchasing attractively valued companies with strong fundamentals, regardless of sector, was successful for the Fund during the reporting period.

  Q  How did the Fund weather the market's volatility in March and April?

  A Quite well. We have a strict policy of normally keeping the Fund fully invested, so we didn't move a large portion of the Fund's assets into cash when the stock market dropped. As a result, the Fund more than recovered its lost ground when the market rebounded in May, while funds that increased their cash allocation might have been left behind. Situations like this one illustrate why we stick to a fully invested strategy.

  Q  What changes did you make to the portfolio?

  A Because we use a bottom-up selection process, our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis.
The portfolio was slightly overweighted in the health-care sector, because we increased our holdings in several pharmaceutical firms, including Merck, Bristol-Myers Squibb, and Pfizer. Generally, we believe the outlook for HMOs is growing more positive, as they continue to gain market share and show greater profitability. In particular, Wellpoint Health Network has been acquiring smaller firms, which has allowed them to add new members while cutting redundant costs. Their stock price has appreciated almost 34 percent so far this year.

     In the financial sector, we reduced our overall weighting but added substantially to our holdings in Conseco, a financial services holding company that operates life insurance firms. Recently, we visited with representatives from Conseco, and they gave us a first-hand account of their business. Meetings like this one are key to a bottom-up selection strategy--we think it is the single most valuable way for us to spend our time. We try to meet or have discussions with 300 to 400 management teams each year in an effort to gain insight into the companies whose securities we are evaluating.

  Q  What is the largest sector in the Fund's portfolio?

  A Once again, it's technology--about 23 percent of the Fund's long-term assets are allocated here. Our holdings in BMC Software, International Business Machines, and Compaq Computer Corp. served the portfolio well during the reporting period. Compaq is especially attractive to us now, since we visited the company this spring. In the past year, they appointed a new chief financial officer who has focused on increasing profitability and reducing inventory, which should lower the company's risks and operating costs. Compaq's stock price has returned almost 34 percent this year. This is a good example of our stock selection strategy at work--we believe Compaq is reasonably priced and has positive future fundamentals.

     In general, we believe that U.S. businesses and consumers will continue to spend money on new technology because of the productivity benefits it can offer. In addition, companies are tending to consolidate the number of technology suppliers they use, so they want these suppliers to provide a broader range of products and services. We expect this trend to continue, which may result in leading technology companies increasing their market share. As a result, the technology sector could start to produce fewer winners. This scenario should provide careful stock selectors with good investment opportunities. For additional Fund portfolio highlights, please refer to page four.

  Q  How did the Fund perform over the past six months?

  A The Fund achieved a six-month total return of 16.46 percent/1/ (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard
& Poor's 500-Stock Index returned 20.59 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 15.40 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

  Q  What is your outlook for the remainder of the year?

  A Currently, the stock market is experiencing a nearly perfect environment: low inflation, moderate economic growth, and solid corporate earnings.
While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

     Because the stock market has flourished lately, we are finding it difficult--but not impossible--to identify promising securities that we believe are attractively priced. High-valuation stocks often carry high risk: the more expensive a security, the farther its price can fall in a downturn. Our strategy for the Enterprise Fund emphasizes securities with strong fundamentals at reasonable prices, so we believe the Fund will be in good standing in the months ahead.

/S/ Alan T. Sachtleben                 /S/ Jeff D. New
    Alan T. Sachtleben                     Jeff D. New
    Chief Investment Officer               Portfolio Manager
    Equity Investments

                                       7   Please see footnotes on page three

                           Portfolio of Investments

                          June 30, 1997 (Unaudited)
=========================================================================

                                                    Number   Market Value
Description                                       of Shares         (000)
-------------------------------------------------------------------------
Common and Preferred Stocks  89.5%
Consumer Distribution  9.4%
American Stores Co..............................    309,000    $   15,257
Bed Bath & Beyond, Inc. (b).....................    170,000         5,164
Consolidated Stores Corp. (b)...................    256,000         8,896
CVS Corp........................................    259,000        13,274
Dayton Hudson Corp..............................    299,000        15,903
General Nutrition Cos., Inc. (b)................    266,000         7,448
Home Depot, Inc.................................    155,000        10,685
Kroger Co. (b)..................................    552,000        16,008
Lear Corp. (b)..................................    128,000         5,680
Lowe's Cos., Inc................................    212,000         7,870
Ross Stores, Inc................................    438,000        14,317
Safeway, Inc. (b)...............................    541,000        24,954
Tiffany & Co....................................    212,000         9,792
TJX Cos., Inc...................................    592,000        15,614
U.S. Office Products Co. (b)....................    353,000        10,788
                                                               ----------
                                                                  181,650
                                                               ----------
Consumer Non-Durables  7.2%
Borders Group, Inc. (b).........................    273,000         6,586
Liz Claiborne, Inc..............................    274,000        12,775
Nautica Enterprises, Inc. (b)...................    170,000         4,494
Philip Morris Cos., Inc.........................  2,073,000        91,990
Procter & Gamble Co.............................     79,000        11,159
Ralston-Ralston Purina Group....................     82,000         6,739
Tommy Hilfiger Corp. (b)........................    133,000         5,345
                                                               ----------
                                                                  139,088
                                                               ----------
Consumer Services  8.4%
AccuStaff, Inc. (b).............................    494,000        11,702
Evergreen Media Corp., Class A (b)..............    366,000        16,333
Firstplus Financial Group, Inc. (b).............    420,000        14,280
Gannett, Inc....................................    125,000        12,344
HFS, Inc. (b)...................................    201,000        11,658
Hilton Hotels Corp..............................    266,000         7,066

                                       8       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

=========================================================================
                                                    Number   Market Value
Description                                       of Shares         (000)
-------------------------------------------------------------------------
Consumer Services (Continued)
La Quinta Inns, Inc..............................   443,000    $    9,691
Marriot International, Inc.......................   129,000         7,917
New York Times Co................................   234,000        11,583
Omnicom Group, Inc...............................   340,000        20,952
Scripps Co. (EW), Class A........................   106,000         4,412
Service Corp. International......................   587,000        19,297
Tribune Co.......................................   283,000        13,602
                                                               ----------
                                                                  160,837
                                                               ----------
Energy  4.2%
Baker Hughes, Inc................................   185,000         7,157
British Petroleum PLC--ADR (United Kingdom)......   205,000        15,349
Exxon Corp.......................................   158,000         9,717
Schlumberger, Ltd................................    82,000        10,250
Smith International, Inc. (b)....................   190,000        11,543
Texaco, Inc......................................   160,000        17,400
YPF Sociedad Anonima--ADR (Argentina), Class D...   319,000         9,809
                                                               ----------
                                                                   81,225
Finance  14.4%...................................              ----------
Allstate Corp....................................   180,000        13,140
AMBAC, Inc.......................................   113,000         8,630
BankAmerica Corp.................................   412,000        26,600
BankBoston Corp..................................   217,000        15,638
Chase Manhattan Corp.............................   213,000        20,674
Citicorp.........................................    74,000         8,922
CMAC Investment Corp.............................   318,000        15,184
Conseco, Inc..................................... 1,043,000        38,591
Federal National Mortgage Assn...................   654,000        28,531
First Bank System, Inc...........................   116,000         9,904
Green Tree Financial Corp........................   414,000        14,749
Merrill Lynch & Co., Inc.........................   175,000        10,434
MGIC Investment Corp.............................   233,000        11,169
Money Store, Inc.................................   149,000         4,274
Student Loan Marketing Assn......................    80,000        10,160

                                       9       See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                          June 30, 1997 (Unaudited
=========================================================================
                                                    Number   Market Value
Description                                       of Shares         (000)
-------------------------------------------------------------------------
Finance  (Continued)
SunAmerica, Inc................................   282,000      $   13,748
Travelers Group, Inc...........................   412,000          25,982
                                                               ----------
                                                                  276,330
                                                               ----------
Healthcare  14.7%
Aetna, Inc.....................................   103,000          10,545
American Home Products Corp....................   129,000           9,869
Amgen, Inc. (b)................................   202,000          11,741
Bristol-Myers Squibb Co........................   460,000          37,260
ESC Medical Systems, Ltd. (b)..................   252,000           6,426
Health Management Assn., Inc., Class A (b).....   308,000           8,778
Healthsouth Corp. (b)..........................   657,000          16,384
Johnson & Johnson, Inc.........................   240,000          15,450
Lincare Holdings, Inc. (b).....................   288,000          12,384
Merck & Co., Inc...............................   303,000          31,360
PacifiCare Health Systems, Class B (b).........   100,000           6,388
Pfizer, Inc....................................   249,000          29,755
Renal Treatment Centers, Inc. (b)..............   271,000           7,283
Schering-Plough Corp...........................   424,000          20,299
Tenet Healthcare Corp. (b).....................   309,000           9,135
Universal Health Services, Inc., Class B (b)...   266,000          10,241
Vencor, Inc. (b)...............................   196,000           8,281
Watson Pharmaceuticals, Inc. (b)...............   247,000          10,436
Wellpoint Health Networks, Inc., Class A (b)...   453,000          20,781
                                                               ----------
                                                                  282,796
                                                               ----------
Producer Manufacturing  6.2%
AlliedSignal, Inc..............................   152,000          12,768
Cummins Engine, Inc............................   139,000           9,808
Illinois Tool Workers, Inc.....................   119,000           5,943
Philips Electronics N.V.-ADR (Netherlands).....    77,000           5,534
Textron, Inc...................................   297,000          19,713
Tyco International Ltd.........................   244,000          16,973
United Technologies Corp.......................   191,000          15,853
United Waste Systems, Inc. (b).................   483,000          19,803



                                      10       See Notes to Financial Statements

----------------------------------------------------------------------------
                           June 30, 1997 (Unaudited)
============================================================================

                                                      Number    Market Value
Description                                         of Shares          (000)
----------------------------------------------------------------------------
Producer Manufacturing (Continued)
USA Waste Services, Inc. (b)........................  313,000     $   12,090
                                                                  ----------
                                                                     118,485
                                                                  ----------
Raw Materials/Processing Industries  2.7%
Bowater, Inc........................................  221,000         10,221
Cytec Industries, Inc. (b)..........................  337,000         12,596
Praxair, Inc........................................  505,000         28,280
                                                                  ----------
                                                                      51,097
                                                                  ----------
Technology  20.7%
Adaptec, Inc (b)....................................  296,000         10,286
Altera Corp. (b)....................................  170,000          8,585
Analog Devices, Inc. (b)............................  220,000          5,844
Aspect Telecommunications Corp. (b).................  319,000          7,098
BMC Industries, Inc.................................  143,000          4,898
BMC Software, Inc. (b)..............................  757,000         41,919
Boeing Co...........................................  170,000          9,021
Cadence Design Systems, Inc. (b)....................  200,000          6,700
CHS Electronics, Inc. (b)...........................  144,000          3,816
Cisco Systems, Inc. (b).............................  108,000          7,250
Compaq Computer Corp. (b)...........................  372,000         36,921
Compuware Corp. (b).................................  336,000         16,044
Data General Corp. (b)..............................  258,000          6,708
Dell Computer Corp. (b).............................   93,000         10,922
Intel Corp..........................................   33,000          4,680
International Business Machines Corp................  285,000         25,703
KLA - Tencor Corp. (b)..............................  103,000          5,021
Linear Technology Corp..............................  143,000          7,400
LSI Logic Corp. (b).................................  286,000          9,152
Lucent Technologies, Inc............................  133,000          9,584
Microsoft Corp. (b).................................   89,000         11,247
Motorola, Inc.......................................  113,000          8,588
National Semiconductor Corp. (b)....................  336,000         10,290
Nokia Corp. - ADR (Finland).........................  106,000          7,818
Oracle Systems Corp. (b)............................  206,000         10,377

                                11         See Notes to Financial Statements

----------------------------------------------------------------------------
                           June 30, 1997 (Unaudited)
============================================================================

                                                      Number    Market Value
Description                                         of Shares          (000)
----------------------------------------------------------------------------
Technology (Continued)
Pacific Gateway Exchange, Inc. (b)..................  185,000     $    5,226
Sanmina Corp. (b)...................................  160,000         10,160
SCI Systems, Inc. (b)...............................  191,000         12,176
Scientific Atlanta, Inc.............................  541,000         11,834
Stratus Computer, Inc. (b)..........................  129,000          6,450
Sun Microsystems, Inc. (b)..........................  473,000         17,604
Telecomunicacoes Brasileiras - ADR (Brazil).........   93,000         14,113
Tellabs, Inc. (b)...................................  228,000         12,740
Texas Instruments, Inc..............................   64,000          5,380
Xerox Corp..........................................  201,000         15,854
                                                                  ----------
                                                                     397,409
                                                                  ----------
Transportation  0.3%
Continental Airlines, Inc., Class B (b).............  185,000          6,463
                                                                  ----------
Utilities  1.3%
Bell Atlantic Corp..................................  206,000         15,630
Cincinnati Bell, Inc................................  325,000         10,238
                                                                  ----------
                                                                      25,868
                                                                  ----------
Total Long-Term Investments
 (Cost $1,213,384,142).......................................      1,721,248
                                                                  ----------

Short-Term Investments  10.9%
Commercial Paper  3.8%
General Electric Capital Corp.
($50,000,000 par, yielding 6.051%, 07/01/97 maturity)(a).....         49,992
Prudential Funding Corp.
($22,665,000 par, yielding 6.031%, 07/01/97 maturity)(a).....         22,661
                                                                  ----------
                                                                      72,653
                                                                  ----------

United States Government Agency Obligations  7.1%
Federal Home Loan Bank Consolidated Discount Notes
($8,000,000 par, yielding 5.577%, 07/03/97 maturity)(a)......          7,996
Federal Home Loan Bank Consolidated Discount Notes
($20,000,000 par, yielding 5.325%, 07/10/97 maturity)(a).....         19,971
Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.399%, 07/07/97 maturity)........         19,979

                                       12  See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                                    Market Value
Description                                                                (000)
--------------------------------------------------------------------------------
United States Agency Obligations (Continued)
Federal Home Loan Mortgage Discount Notes
($50,000,000 par, yielding 5.562%, 07/17/97 maturity)(a)............  $   49,870
                                                                      ----------
Federal Home Loan Mortgage Discount Notes
($25,000,000 par, yielding 5.512%, 09/12/97 maturity)...............      24,726

Federal National Mortgage Assn. Discount Notes
($15,000,000 par, yielding 5.610%, 07/18/97 maturity)(a)............      14,959
                                                                      ----------
                                                                         137,501
                                                                      ----------
Total Short-Term Investments (Cost $210,148,262)....................     210,154
                                                                      ----------
Total Investments 100.4% (Cost $1,423,532,404)......................   1,931,402

Liabilities in Excess of Other Assets (0.4%)........................     (7,995)
                                                                      ----------
Net Assets 100.0% ..................................................  $1,923,407
                                                                      ==========

(a) Assets segregated for open option and futures transactions.

(b) Non-income producing security as this stock currently does not declare dividends.

                                       13      See Notes to Financial Statements

                     Statements of Assets and Liabilities

                          June 30, 1997 (Unaudited).

   All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------------------

Assets:
Total Investments, at Market Value (Cost $1,423,532)................  $1,931,402
Cash................................................................          18
Receivables:
  Investments Sold..................................................       8,347
  Fund Shares Sold..................................................       5,732
  Dividends.........................................................       1,638
Other...............................................................          13
                                                                      ----------
     Total Assets...................................................   1,947,150
                                                                      ----------
Liabilities:
Payables:
  Fund Shares Repurchased...........................................      11,946
  Investments Purchased.............................................       8,272
  Distributor and Affiliates........................................       1,232
  Variation Margin on Futures.......................................       1,197
  Investment Advisory Fee...........................................         748
  Income Distributions..............................................          92
Deferred Compensation and Retirement Plans (Note 2).................         137
Accrued Expenses....................................................         119
                                                                      ----------
     Total Liabilities..............................................      23,743
                                                                      ----------
Net Assets..........................................................  $1,923,407
                                                                      ==========
Net Assets Consist of:
Capital.............................................................  $1,301,605
Net Unrealized Appreciation.........................................     508,999
Accumulated Net Realized Gain.......................................     107,514
Accumulated Undistributed Net Investment Income.....................       5,289
                                                                      ----------
Net Assets..........................................................  $1,923,407
                                                                      ==========
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share
     (Based on net assets of $1,480,701,339 and 85,538,347
     shares of beneficial interest issued and outstanding)..........  $    17.31
    Maximum sales charge (5.75%* of offering price).................        1.06
                                                                      ----------
    Maximum offering price to public................................  $    18.37
                                                                      ==========
  Class B Shares:
    Net asset value and offering price per share
     (Based on net assets of $399,642,543 and 23,505,481
     shares of beneficial interest issued and outstanding)..........  $    17.00
                                                                      ==========
  Class C Shares:
    Net asset value and offering price per share
     (Based on net assets of $43,062,736 and 2,515,278
     shares of beneficial interest issued and outstanding)..........  $    17.12
                                                                      ==========

*On sales of $50,000 or more, the sales charge will be reduced.

                                       14      See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)

                       All amounts reported in thousands
===============================================================================

Investment Income:
Dividends ..........................................................   $  7,751
Interest ...........................................................      7,419
                                                                       --------
        Total Income ...............................................     15,170
                                                                       --------
Expenses:
Investment Advisory Fee ............................................      4,193
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $1,292, $1,755 and $183, respectively) ................      3,230
Shareholder Services ...............................................      1,796
Custody ............................................................         49
Legal ..............................................................         33
Trustees Fees and Expenses .........................................         16
Other ..............................................................        449
                                                                       --------
        Total Expenses .............................................      9,766
                                                                       --------
Net Investment Income ..............................................   $  5,404
                                                                       ========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
    Investments ....................................................   $ 75,100
    Futures ........................................................     36,167
                                                                       --------
Net Realized Gain ..................................................    111,267
                                                                       --------
Unrealized Appreciation/Depreciation:
    Beginning of the Period ........................................    359,779
                                                                       --------
    End of the Period:
        Investments ................................................    507,870
        Futures ....................................................      1,129
                                                                       --------
                                                                        508,999
                                                                       --------
Net Unrealized Appreciation During the Period ......................    149,220
                                                                       --------
Net Realized and Unrealized Gain ...................................   $260,487
                                                                       ========
Net Increase in Net Assets From Operations .........................   $265,891
                                                                       ========

                                       15                             See Notes to Financial Statements

                      Statement of Changes in Net Assets

                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)
                       All amounts reported in thousands




===============================================================================================
                                                          Six Months Ended           Year Ended
                                                             June 30, 1997    December 31, 1996
-----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...............................      $          5,404    $           6,405
Net Realized Gain...................................               111,267              104,556
Net Unrealized Appreciation During the Period.......               149,220              183,936
                                                          ----------------    -----------------
Change in Net Assets from Operations................               265,891              294,897
                                                          ----------------    -----------------
Distributions from Net Investment Income:
 Class A Shares.....................................                  (645)              (6,114)
                                                          ----------------    -----------------
Distributions from Net Realized Gain:
 Class A Shares.....................................               (22,624)             (71,743)
 Class B Shares.....................................                (5,894)             (16,735)
 Class C Shares.....................................                  (585)              (1,643)
                                                          ----------------    -----------------
                                                                   (29,103)             (90,121)
                                                          ----------------    -----------------
  Total Distributions...............................               (29,748)             (96,235)
                                                          ----------------    -----------------
Net Change in Net Assets from
 Investment Activities..............................               236,143              198,662
                                                          ----------------    -----------------
From Capital Transactions:
Proceeds from Shares Sold...........................             1,470,560            2,030,347
Net Asset Value of Shares Issued Through
 Dividend Reinvestment..............................                26,863               86,564
Cost of Shares Repurchased..........................            (1,423,124)          (1,938,131)
                                                          ----------------    -----------------
Net Change in Net Assets from
 Capital Transactions...............................                74,299              178,780
                                                          ----------------    -----------------
Total Increase in Net Assets........................               310,442              377,442
Net Assets:
Beginning of the Period.............................             1,612,965            1,235,523
                                                          ----------------    -----------------
End of the Period (Including accumulated
 undistributed net investment income
 of $5,289 and $530, respectively)..................      $      1,923,407    $       1,612,965
                                                          ================    =================

                                       16               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                         Year Ended December 31,
                                              Six Months Ended     --------------------------------------
Class A Shares                                   June 30, 1997       1996       1995      1994       1993
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........    $ 15.120   $  13.07   $  11.43   $ 12.23    $ 12.64
                                                      --------   --------   --------   -------    -------
  Net Investment Income...........................        .064       .086        .08       .08        .06
  Net Realized and Unrealized Gain/Loss...........       2.400      2.942     3.7325    (.1225)    1.2525
                                                      --------   --------   --------   -------    -------
Total from Investment Operations..................       2.464      3.028     3.8125    (.0425)    1.3125
                                                      --------   --------   --------   -------    -------
Less:
  Distributions from Net Investment Income........        .008       .077      .0725      .085      .0575
  Distributions from Net Realized Gain............        .266       .901       2.10     .6725      1.665
                                                      --------   --------   --------   -------    -------
Total Distributions...............................        .274       .978     2.1725     .7575     1.7225
                                                      --------   --------   --------   -------    -------
Net Asset Value, End of the Period................    $ 17.310   $ 15.120   $  13.07   $ 11.43    $ 12.23
                                                      ========   ========   ========   =======    =======

Total Return (a)..................................      16.46%*    23.48%     33.92%     (.18%)    10.96%
Net Assets at End of the Period (In millions).....    $1,480.7   $1,276.9   $1,035.7   $ 749.7    $ 778.9
Ratio of Expenses to Average Net Assets (b).......        .93%      1.01%       .98%     1.05%       .99%
Ratio of Net Investment Income to
  Average Net Assets (b)..........................        .80%       .60%       .59%      .71%       .48%
Portfolio Turnover................................         42%*      110%       152%      176%       196%
Average Commission Paid
  Per Equity Share Traded (c).....................    $  .0578   $  .0583          --       --         --

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      17       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

========================================================================================================
                                                                           Year Ended December 31,
                                               Six Months Ended     ------------------------------------
Class B Shares                                    June 30, 1997     1996       1995      1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............   $14.909    $ 12.94    $11.37    $ 12.19    $12.66
                                                       -------    -------    ------    -------    ------
  Net Investment Income/Loss........................      .005      (.012)     (.03)      (.01)     (.04)
  Net Realized and Unrealized Gain/Loss.............     2.354      2.882      3.70     (.1375)     1.24
                                                       -------    -------    ------    -------    ------
Total from Investment Operations....................     2.359      2.870      3.67     (.1475)     1.20
                                                       -------    -------    ------    -------    ------
Less:
  Distributions from Net Investment Income..........        --         --        --         --      .005
  Distributions from Net Realized Gain..............      .266       .901      2.10      .6725     1.665
                                                       -------    -------    ------    -------    ------
Total Distributions.................................      .266       .901      2.10      .6725     1.675
                                                       -------    -------    ------    -------    ------
Net Asset Value, End of the Period..................   $17.002    $14.909    $12.94    $ 11.37    $12.19
                                                       =======    =======    ======    =======    ======
Total Return (a)                                         15.96%*    22.48%    32.82%     (1.07%)   10.00%
Net Assets at End of the Period (In millions).......   $  399.6    $ 305.6    $184.1    $  93.7    $ 66.2
Ratio of Expenses to Average Net Assets (b).........      1.75%      1.82%     1.81%      1.89%     1.81%
Ratio of Net Investment Income to
  Average Net Assets (b)............................      (.02%)     (.21%)    (.24%)     (.11%)    (.37%)
Portfolio Turnover..................................       42%*        110%     152%       176%      196%
Average Commission Paid
  Per Equity Share Traded (c).......................   $  .0578    $ .0583        --         --        --

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      18       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==============================================================================================================
                                                                                                 July 20, 1993
                                                                                                 (Commencement
                                                                Year Ended December 31,    of Distribution) to
                                         Six Months Ended     ---------------------------          December 31,
Class C Shares                              June 30, 1997       1996      1995       1994                 1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....    $ 15.008    $ 13.01    $11.42    $ 12.23              $ 12.66
                                                 --------    -------    ------    -------              -------
  Net Investment Income/Loss.................        .006      (.013)     (.03)      (.01)                (.03)
  Net Realized and Unrealized Gain/Loss......       2.372      2.912      3.72     (.1275)                .765
                                                 --------    -------    ------    -------              -------
Total from Investment Operations.............       2.378      2.899      3.69     (.1375)                .735
Less:
  Distributions from Net Realized Gain.......        .266       .901      2.10      .6725                1.165
                                                 --------    -------    ------    -------              -------
Net Asset Value, End of the Period...........    $ 17.120    $15.008    $13.01    $ 11.42              $ 12.23
                                                 ========    =======    ======    =======              =======
Total Return (a).............................      15.98%*    22.60%    32.85%      (.99%)               6.08%*
Net Assets at End of the Period
 (In millions)...............................    $   43.1    $  30.4    $ 15.7    $   7.4              $   2.1
Ratio of Expenses to
  Average Net Assets (b).....................       1.75%      1.82%     1.80%      1.90%                1.83%
Ratio of Net Investment Income to
  Average Net Assets (b).....................       (.02%)     (.22%)    (.23%)     (.12%)               (.48%)
Portfolio Turnover...........................         42%*      110%      152%       176%                 196%
Average Commission Paid Per
  Equity Share Traded (c)....................    $  .0578    $ .0583         -          -                    -


*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average
    Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       19                      See Notes to Financial Statements

                        Notes to Financial Statements

                          June 30, 1997 (Unaudited)
================================================================================
1. Significant Accounting Policies

Van Kampen American Capital Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are

                           June 30, 1997 (Unaudited)
===============================================================================

amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,423,842,932; the aggregate gross unrealized appreciation is $518,525,325 and the aggregate gross unrealized depreciation is $9,837,830, resulting in net unrealized appreciation including open futures transactions of $508,687,495.

  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                  % Per Annum
===============================================================================
First $1 billion....................................................  .50 of 1%
Next $1 billion.....................................................  .45 of 1%
Next $1 billion.....................................................  .40 of 1%
Over $3 billion.....................................................  .35 of 1%

                           June 30, 1997 (Unaudited)

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $33,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $122,200 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $1,324,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

     At June 30, 1997, VKAC owned 233,167 Class A shares of the Fund.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $944,710,486, $321,639,606 and
$35,255,099 for Classes A, B, and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                        Shares           Value
==============================================================================
Sales:
  Class A.....................................      71,168,829  $1,146,369,891
  Class B.....................................      17,502,001     276,609,039
  Class C.....................................       3,000,400      47,580,637
                                                    ----------  --------------
Total Sales...................................      91,671,230  $1,470,559,567
                                                    ==========  ==============

                           June 30, 1997 (Unaudited)

================================================================================
                                                     Shares          Value
================================================================================
Dividend Reinvestment:
  Class A.....................................      1,307,198   $    20,784,439
  Class B.....................................        354,514         5,548,153
  Class C.....................................         33,664           530,542
                                                 ------------   ---------------
Total Dividend Reinvestment...................      1,695,376   $    26,863,134
                                                 ============   ===============

Repurchases:
  Class A.....................................    (71,390,836)  $(1,149,579,138)
  Class B.....................................    (14,848,978)     (233,203,757)
  Class C.....................................     (2,545,433)      (40,340,881)
                                                 ------------   ---------------
Total Repurchases.............................    (88,785,247)  $(1,423,123,776)
                                                 ============   ===============

     At December 31, 1996, capital aggregated.$927,135,294, $272,686,171 and
$27,484,801 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     Shares          Value
================================================================================
Sales:
  Class A.....................................    126,043,194   $ 1,809,251,040
  Class B.....................................     13,737,705       198,374,191
  Class C.....................................      1,580,836        22,721,465
                                                 ------------   ---------------
Total Sales...................................    141,361,735   $ 2,030,346,696
                                                 ============   ===============

Dividend Reinvestment:
  Class A.....................................      4,744,715   $    69,348,511
  Class B.....................................      1,091,094        15,745,899
  Class C.....................................        101,205         1,470,099
                                                 ------------   ---------------
Total Dividend Reinvestment...................      5,937,014   $    86,564,509
                                                 ============   ===============

Repurchases:
  Class A.....................................   (125,592,139)  $(1,803,597,041)
  Class B.....................................     (8,554,547)     (122,127,031)
  Class C.....................................       (861,999)      (12,406,893)
                                                 ------------   ---------------
Total Repurchases.............................   (135,008,685)  $(1,938,130,965)
                                                 ============   ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for

                           June 30, 1997 (Unaudited)
================================================================================
Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             Contingent Deferred
                                                               Sales Charge
Year of Redemption                                            Class B    Class C
================================================================================
First ........................................................  5.00%     1.00%
Second .......................................................  4.00%      None
Third ........................................................  3.00%      None
Fourth .......................................................  2.50%      None
Fifth ........................................................  1.50%      None
Sixth and Thereafter .........................................   None      None

  For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $281,400 and CDSC on redeemed shares of approximately $295,200. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $728,111,567 and $623,290,036, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

  During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

                           June 30, 1997 (Unaudited)
================================================================================
     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                       Contracts
================================================================================
Outstanding at December 31, 1996.......................................     450
Futures Opened.........................................................   1,190
Futures Closed.........................................................  (1,280)
                                                                         ------
Outstanding at June 30, 1997...........................................     360
                                                                         ======

     The futures contracts outstanding at June 30, 1997, and the description and unrealized appreciation are as follows:
                                                                      Unrealized
                                                      Contracts     Appreciation
================================================================================
Long Contracts--Sept 1997 S&P 500 Index Future
  (Current Notional Value of $445,125 per contract)..       360     $  1,128,703
                                                      =========     ============

6.   Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $1,583,900.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund
EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund
FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

  TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income fund
  Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 63,615,433 shares voted for the proposal, 1,296,470 shares voted against and 2,921,015 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 66,287,677 shares voted in his favor and 1,545,240 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 66,275,204 shares voted in his favor and 1,557,713 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 66,270,884 shares voted in her favor and 1,562,033 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 66,268,005 shares voted in his favor and 1,564,912 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 66,290,624 shares voted in his favor and 1,542,293 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 66,228,070 shares voted in his favor and 1,604,847 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 66,285,613 shares voted in his favor and 1,547,304 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 66,229,377 shares voted in his favor and 1,603,540 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 66,294,005 shares voted in his favor and 1,538,913 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 64,728,914 shares voted for the proposal, 566,263 shares voted against and 2,537,740 shares abstained.

                  Van Kampen American Capital Enterprise Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
 President

Ronald A. Nyberg*
 Vice President and Secretary

Edward C. Wood, III*
 Vice President and Chief Financial Officer

Curtis W. Morell*
 Vice President and Chief Accounting Officer

John L. Sullivan*
 Treasurer

Tanya M. Loden*
 Controller

Peter W. Hegel*

Alan T. Sachtleben*

Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.


/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

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Van Kampen American Capital Distributors, Inc.                    Bulk Rate
One Parkview Plaza                                              U.S. Postage
Oakbrook Terrace, Illinois 60181                                    PAID
                                                                 VAN KAMPEN
                                                              AMERICAN CAPITAL
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